UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2023

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed-Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 23, 2023, Chesterfield Reinsurance Company (“Chesterfield Re”), a subsidiary of Reinsurance Group of America, Incorporated (the “Company”), entered into a subscription agreement (the “Subscription Agreement”) with unaffiliated financial institutions as purchasers (the “Purchasers”), pursuant to which Chesterfield Re has issued to the Purchasers 7.125% surplus notes due 2043 (the “Surplus Notes”). The aggregate principal amount of Surplus Notes issued pursuant to the Subscription Agreement is $500,000,000. Chesterfield Re will use a portion of the proceeds of the Surplus Notes issuance to fund a ceding commission paid to RGA Reinsurance Company, a subsidiary of the Company, in connection with assets and insurance liabilities transferred to Chesterfield Re. The remainder of the proceeds will be used by Chesterfield Re for general corporate purposes.

The Surplus Notes are redeemable prior to maturity, subject to the satisfaction of customary notice and other requirements. In addition, pursuant to the Subscription Agreement, Chesterfield Re made certain customary representations and warranties. Upon the insolvency of Chesterfield Re, the Surplus Notes immediately mature and thus all unpaid principal and interest will be immediately due thereunder. Additionally, non-payment of any required payment of principal or interest under the Surplus Note shall cause such amount to be immediately due thereunder.

The Surplus Notes are obligations of Chesterfield Re and are reflected on the consolidated financial statements of the Company. The Surplus Notes have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: March 27, 2023	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer